UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

2016 Annual Report
November 30, 2016

www.tortoiseadvisors.com

Tortoise Capital Advisors
2016 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise North American Energy Independence Fund	4

Tortoise MLP & Pipeline Fund	6

Tortoise Select Opportunity Fund	8

Expense Examples	11

Financial Statements	13

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	37

Trustees and Officers	38

Additional Information	40

Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
Tortoise North American Energy Independence Fund Institutional Class (TNPIX) Investor Class (TNPTX) C Class (TNPCX) Inception: 4/2013	North American oil & gas producers	$6.3	Portfolio mix by commodity type[2]	Portfolio mix by geography[2]

Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,732.9	Portfolio mix by asset type[2]	Portfolio mix by ownership[2]

Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$43.8	Portfolio mix by underlying investments[2]

(1) As of 12/31/2016
(2) As of 11/30/2016

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2016 Annual Report

Dear fellow shareholder,

The fiscal year ending November 30, 2016 had both highs and lows, including crude oil prices hitting their lowest point since 2003 in February of 2016. The subsequent recovery drove positive performance across the broad energy sector with the S&P Energy Select Sector® Index returning 12.8% for the fiscal year, a reversal from the double digit negative return for the 2015 fiscal year. While positive, energy fixed income didn’t perform as well as energy equities, mainly due to the energy equity market’s substantial rebound following the 2015 downturn.

The main drivers across the energy value chain included a decline in U.S. crude oil production and an agreement from the Organization of Petroleum Exporting Countries (OPEC) to reduce production leading to higher crude oil prices, improvement in midstream fundamentals despite project delays, increased export of energy commodities and the more energy friendly candidate, Donald Trump, being elected as the next President.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned 19.7% for the fiscal year. This stark improvement from last year was driven by higher crude oil prices due to a decline in the U.S. oil rig count. U.S. crude oil production is estimated to average 8.9 million barrels per day (MMbbl/d) in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Production is estimated to increase slightly in 2017.1

Fiscal year 2016 was one of the most volatile crude oil price environments in recent years. West Texas Intermediate (WTI) started the period at $41.65 per barrel and bottomed at $26.21 on February 11. Oil prices briefly surpassed $50 in June, but did not hit $50 again until October, peaking at $51.60 on October 19. WTI ended the fiscal year at $49.44 per barrel.

The fiscal year ended on a positive note with the November 30 OPEC meeting. Members reached an agreement to set a production ceiling of 32.5 MMbbl/d, representing an estimated 1.2 MMbbl/d production cut, effective January 1, 2017. In addition, an understanding was reached with key non-OPEC countries, including Russia, which should result in a production decrease of 600,000 barrels per day. From a fundamental perspective, we expect that OPEC’s production cut will help bring global oil inventories back to a more normal level and bring more stability to oil prices.

There have been two overarching themes for U.S. oil producers throughout the recent energy downturn. The first is drilling efficiency. Many producers have been successful in lowering drilling costs while increasing drilling intensity, leading to greater production volumes. The second is management teams’ continued focus on increasing capital efficiency by concentrating on drilling core acreage.

Natural gas prices opened the fiscal year at $2.09 per million British thermal units (MMBtu) and troughed at $1.49 on March 4 due to warm winter temperatures crimping demand. Prices increased over the summer with hot weather throughout most of the country and ended the fiscal year at the peak of $3.30 as forecasts for colder weather prompted higher demand expectations. Natural gas production is projected to decline in 2016, which would be the first annual production decline since 20051, though production is expected to increase again in 2017 and 2018.1

Midstream

Pipeline companies recovered along with the rest of the energy sector with the Tortoise North American Pipeline IndexSM returning 24.8% for the fiscal year. MLPs, represented by the Tortoise MLP Index®, experienced some technical pressure from fickle capital markets and underperformed c-corp pipeline companies, returning 11.8% for the fiscal year.

The proposed merger of The Williams Companies, Inc. (WMB) and Energy Transfer Equity (ETE) was a hot topic throughout the fiscal year. After a long, drawn-out saga, the two companies decided to remain separate and have moved on to their individual strategic plans.

Like producers, many midstream companies prioritized balance sheet strength over distribution growth. Companies retained more cash flow to reduce debt, sought support from a parent company, sold assets and/or deferred or canceled projects where prudent.

Companies continued to face regulatory challenges in building new pipelines, particularly over the latter half of the fiscal year. Generally those requiring federal government approval and/or those in heavily populated areas faced significant headwinds, although we believe these headwinds will ease with the upcoming U.S. administration changes. Even with these challenges, our long-term outlook for the midstream sector remains positive. Our projection for capital investments in MLPs, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018, though we expect it to decrease when 2016 rolls off and 2019 is added.

Downstream

Though still attractive, refiners’ and petrochemical companies’ margins narrowed as crude oil prices rose over the fiscal year. Nevertheless, refiners performed well due to strong demand. Petrochemicals saw compressed margins throughout the fiscal year, though we believe new facilities coming on-line in the near future could enhance cash flows. Utilities retreated as interest rates increased at fiscal year-end. Renewable energy sources continued to gain traction, and in tandem with natural gas, brought cleaner, economically competitive energy sources.

As we expected, 2016 was a milestone year for energy exports. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first liquefied natural gas (LNG) shipment was also exported as two LNG trains came on-line this year, and ethane was shipped for the first time in March. Finally, liquefied petroleum gas (LPG) exports year-to-date through October were up an average of 22% compared to 2015.1

(unaudited)
2	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Capital markets

Capital markets became more active as the year progressed. MLPs and other pipeline companies raised approximately $50 billion during the fiscal year ending November 30, split fairly evenly between equity and debt. Exploration and production companies also continued to raise capital throughout the fiscal year, totaling nearly $45 billion.

In September, Noble Midstream Partners LP had the first MLP initial public offering in the sector in more than a year. Merger and acquisition activity among MLPs and other pipeline companies totaled approximately $130 billion, with most of the activity occurring during the fourth fiscal quarter. Sunoco Logistics Partners L.P. had the largest transaction of the year with its acquisition of Energy Transfer Partners, L.P. in a deal valued at about $50 billion.

Concluding thoughts

Fiscal year 2016 was a stark reversal from fiscal year 2015 with improvement across the energy value chain following the bottoming of crude oil prices in February. In addition, the U.S. has become an even more relevant player in the global energy landscape as exports of natural gas, natural gas liquids and crude oil exports grow.

As we look into 2017, we are encouraged by OPEC’s recent announcement to support prices, U.S. producers’ demonstrated continued ability to earn solid returns in a lower price environment and the U.S. political landscape’s support for energy. We remain optimistic on the long-term investment prospects within the energy space.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index. Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, January 2017

(unaudited)
Tortoise Capital Advisors	3

Tortoise
North American Energy Independence Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TNPIX		TNPTX		TNPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2016)

1.	EOG Resources, Inc.	9.0%
2.	Pioneer Natural Resources Company	8.7%
3.	EQT Corporation	6.9%
4.	Anadarko Petroleum Corporation	5.9%
5.	Cimarex Energy Co.	5.1%
6.	Newfield Exploration Company	5.0%
7.	Concho Resources Inc.	4.9%
8.	Parsley Energy, Inc.	4.8%
9.	Devon Energy Corporation	4.4%
10.	RSP Permian, Inc.	4.3%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Production volume growth potential over many years
●	Substantial acreage interests in premier North American oil and gas reservoirs, including shale
●	High-quality, financially disciplined management teams
●	Total-return potential

Value of $1,000,000 vs. S&P 500® Index
Since inception on April 1, 2013 through November 30, 2016

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on April 1, 2013 through November 30, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)
4	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Key asset performance drivers

Top five contributors	Company type	Performance driver
Continental Resources, Inc.	Upstream liquids producer	Improving crude oil prices and well performance from South Central Oklahoma Oil Province (SCOOP) region
Laredo Petroleum, Inc.	Upstream liquids producer	Improving crude oil prices and well economics of wells drilled in the Permian Basin
RSP Permian, Inc.	Upstream liquids producer	Improving crude oil prices and well economics of wells drilled in the Permian Basin as well as an acquisition that significantly expanded Permian Basin acreage
EQT Corporation	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices
Rice Energy Inc.	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices

Bottom five detractors	Company type	Performance driver
Devon Energy Corporation	Upstream natural gas producer	Downgraded by Moody’s (a credit rating agency) due to weak commodity prices earlier in the year
Whiting Petroleum Corporation	Upstream liquids producer	Early in the year, low commodity prices and stretched balance sheet limited ability to grow production
Noble Energy, Inc.	Upstream natural gas producer	Downgraded by Moody’s (a credit rating agency) due to weak commodity prices earlier in the year
EP Energy Corporation	Upstream liquids producer	Early in the year, low commodity prices and stretched balance sheet limited ability to grow production
Occidental Petroleum Corporation	Upstream liquids producer	Larger cap producers lagged during commodity price rally

●	Liquids producers, particularly those in the Permian Basin outperformed natural gas producers, as it continued to distinguish itself as the most efficient and premier basin in the U.S.

Total returns (as of November 30, 2016)

Ticker	Class	1 year	3 years	Since inception(1)	Gross expense ratio
TNPIX	Institutional	24.41%	-4.32%	0.27%	3.14%
TNPTX	Investor (excluding load)	24.04%	-4.59%	0.01%	3.39%
TNPTX	Investor (maximum load)	16.94%	-6.45%	-1.59%	3.39%
TNPCX	C Class (excluding CDSC)	23.05%	-5.29%	-0.73%	4.14%
TNPCX	C Class (including CDSC)	22.05%	-5.29%	-0.73%	4.14%
S&P 500® Index(2)		8.06%	9.07%	12.13%	—
TNEPT(3)		19.74%	-9.86%	-5.22%	—

(1)	Reflects period from fund inception on April 1, 2013 through November 30, 2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization weighted index of the North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75% . Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)
Tortoise Capital Advisors	5

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TORIX		TORTX		TORCX
Net expense ratio(1)	0.99%		1.24%		1.99%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/29/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2016)

1	.	The Williams Companies, Inc.	8.4%
2	.	TransCanada Corporation	7.7%
3	.	Spectra Energy Corporation	7.6%
4	.	Kinder Morgan, Inc.	7.2%
5	.	ONEOK, Inc.	6.8%
6	.	Enbridge Inc.	6.4%
7	.	Cheniere Energy, Inc.	5.6%
8	.	Plains GP Holdings, L.P.	4.2%
9	.	Targa Resources Corp.	4.1%
10	.	Inter Pipeline Ltd.	3.2%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index
Since inception on May 31, 2011 through November 30, 2016

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Key asset performance drivers

Top five contributors	Company type	Performance driver
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition by Enbridge Inc. creating the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition of Columbia Pipeline creates Northeast footprint
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a corporate simplification transaction, as well as exposure to Permian Basin growth and NGL prices
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Balance sheet concerns and Chesapeake counterparty risk
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield, high growth names were out of favor
MarkWest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut early in the fiscal year to preserve credit rating
Sunoco Logistics Partners L.P.	Midstream crude oil pipeline MLP	Concerns about access to equity capital markets to finance growth and narrower crude oil differentials

Total returns (as of November 30, 2016)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	25.62%	1.46%	7.92%	9.20%	0.99%
TORTX	Investor (excluding load)	25.25%	1.19%	7.64%	8.90%	1.24%
TORTX	Investor (maximum load)	18.00%	-0.79%	6.38%	7.73%	1.24%
TORCX	C Class (excluding CDSC)	24.37%	0.44%	—	8.08%	1.99%
TORCX	C Class (including CDSC)	23.37%	0.44%	—	8.08%	1.99%
S&P 500® Index(2)		8.06%	9.07%	14.45%	11.73%	—
TNAPT(3)		24.81%	3.75%	8.52%	—	—

(1)	Reflects period from fund inception on May 31, 2011 through November 30, 2016. The Institutional and Investor Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	7

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2016)

1	.	Pioneer Natural Resources Company	5.7%
2	.	EOG Resources, Inc.	5.4%
3	.	The Williams Companies, Inc.	4.6%
4	.	TransCanada Corporation	4.4%
5	.	Cheniere Energy, Inc.	4.2%
6	.	EQT Corporation	4.2%
7	.	Tallgrass Energy GP, LP	4.0%
8	.	LyondellBasell Industries N.V.	3.8%
9	.	Newfield Exploration Company	3.3%
10	.	Continental Resources, Inc.	3.3%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain
●	Sector ranges will vary over time based on targeted catalyst and trend exposure
●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through November 30, 2016

This chart illustrates the performance of a hypothetical $1,000,000 investment made on Sept. 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on Sept. 30, 2013 through November 30, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

8	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Acquisition by Enbridge Inc. creating the largest North American energy infrastructure company as well as steady cash flow and strong dividend growth supported by midstream growth projects
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Investors rewarded company’s clarity on distribution and simplification of corporate structure as well as exposure to growing Permian Basin production
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a corporate simplification transaction, as well as exposure to Permian Basin growth and NGL prices
Pioneer Natural Resources Company	Upstream liquids producer	Improving crude oil prices and well economics of wells drilled in the Permian Basin as well as an acquisition significantly expanded Permian Basin acreage

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Balance sheet concerns and Chesapeake counterparty risk
Tesoro Corporation	Downstream refiner	Declining West Coast refining margins
Valero Energy Corporation	Downstream refiner	Declining refining margins as gasoline inventories remained elevated
Dorian LPG Ltd.	Marine transportation	International liquefied petroleum gas (LPG) arbitrage narrowed
LyondellBasell Industries N.V.	Downstream petrochemical company	A rise in input feedstock prices led to lower refining margins

Total returns (as of November 30, 2016)

Ticker	Class	1 year	3 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	16.52%	1.13%	1.26%	1.66%
TOPTX	Investor (excluding load)	16.06%	0.83%	0.98%	1.91%
TOPTX	Investor (maximum load)	9.35%	-1.13%	-0.89%	1.91%
TOPCX	C Class (excluding CDSC)	15.41%	0.13%	0.28%	2.66%
TOPCX	C Class (including CDSC)	14.41%	0.13%	0.28%	2.66%
S&P 500® Index(2)		8.06%	9.07%	11.17%	—
S&P Energy Select Sector® Index(3)		12.85%	-2.36%	-0.92%	—

(1)	Reflects period from fund inception on September 30, 2013 through November 30, 2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	9

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

10	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2016 – November 30, 2016).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Energy Independence Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2016–
	(06/01/2016)	(11/30/2016)	11/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,146.30	$5.90
Institutional Class Hypothetical	$1,000.00	$1,019.50	$5.55
(5% annual return before expenses)
Investor Class Actual(2)	$1,000.00	$1,145.10	$7.24
Investor Class Hypothetical	$1,000.00	$1,018.25	$6.81
(5% annual return before expenses)
C Class Actual(2)	$1,000.00	$1,141.30	$11.24
C Class Hypothetical	$1,000.00	$1,014.50	$10.58
(5% annual return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2016 of 14.63%, 14.51% and 14.13% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

Tortoise Capital Advisors	11

Tortoise MLP & Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2016–
	(06/01/2016)	(11/30/2016)	11/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,157.30	$5.12
Institutional Class Hypothetical	$1,000.00	$1,020.05	$4.80
(5% annual return before expenses)
Investor Class Actual(2)	$1,000.00	$1,155.50	$6.47
Investor Class Hypothetical	$1,000.00	$1,019.00	$6.06
(5% annual return before expenses)
C Class Actual(2)	$1,000.00	$1,151.70	$10.49
C Class Hypothetical	$1,000.00	$1,015.25	$9.82
(5% annual return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.20%, and 1.95% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2016 of 15.73%, 15.55% and 15.17% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise Select Opportunity Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2016–
	(06/01/2016)	(11/30/2016)	11/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,178.80	$5.99
Institutional Class Hypothetical	$1,000.00	$1,019.50	$5.55
(5% annual return before expenses)
Investor Class Actual(2)	$1,000.00	$1,175.30	$7.34
Investor Class Hypothetical	$1,000.00	$1,018.25	$6.81
(5% annual return before expenses)
C Class Actual(2)	$1,000.00	$1,171.40	$11.40
C Class Hypothetical	$1,000.00	$1,014.50	$10.58
(5% annual return before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2016 of 17.88%, 17.53% and 17.14% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

12	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise North American Energy Independence Fund
Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 95.1%(1)
United States Oil & Gas Production — 95.1%(1)
Anadarko Petroleum Corporation	5,673	$392,288
Antero Resources Corporation(2)	8,141	199,373
Cabot Oil & Gas Corporation	11,403	252,234
Carrizo Oil & Gas, Inc.(2)	6,172	261,323
Cimarex Energy Co.	2,443	336,841
Concho Resources Inc.(2)	2,260	323,225
Continental Resources, Inc.(2)	4,856	281,697
Devon Energy Corporation	5,990	289,497
Diamondback Energy, Inc.(2)	1,151	124,135
EOG Resources, Inc.	5,787	593,283
EQT Corporation	6,553	459,234
Gulfport Energy Corporation(2)	7,506	192,829
Laredo Petroleum, Inc.(2)	7,984	127,664
Newfield Exploration Company(2)	7,286	329,473
Noble Energy, Inc.	4,940	188,511
Occidental Petroleum Corporation	1,166	83,206
Parsley Energy, Inc.(2)	8,314	317,179
PDC Energy, Inc.(2)	2,492	185,529
Pioneer Natural Resources Company	3,011	575,222
Range Resources Corporation	4,811	169,251
Rice Energy Inc.(2)	10,952	266,681
RSP Permian, Inc.(2)	6,436	287,367
SM Energy Company	3,822	152,345
Whiting Petroleum Corporation(2)	4,288	52,399
WPX Energy Inc.(2)	10,891	169,246
Total Common Stock
(Cost $5,558,345)		6,610,032

Short-Term Investment — 1.3%(1)
United States Investment Company — 1.3%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.29%(3)
(Cost $94,671)	94,671	94,671
Total Investments — 96.4%(1)
(Cost $5,653,016)		6,704,703
Other Assets in Excess of
Liabilities, Net — 3.6%(1)		248,650
Total Net Assets — 100.0%(1)		$6,953,353

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	13

Tortoise MLP & Pipeline Fund
Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 73.4%(1)
Canadian Crude Oil Pipelines — 12.1%(1)
Enbridge Inc.	3,839,725	$161,422,039
Inter Pipeline Ltd.	4,016,246	81,652,407
Pembina Pipeline Corporation	2,411,317	70,851,397
		313,925,843
Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.8%(1)
Keyera Corp.	2,019,577	58,047,992
TransCanada Corporation	4,342,865	194,690,638
		252,738,630
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	2,897,280	12,613,644
United States Crude Oil Pipelines — 6.2%(1)
Plains GP Holdings, L.P.	3,012,502	105,919,564
SemGroup Corp.	1,479,650	53,341,383
		159,260,947
United States Local Distribution Company — 1.0%(1)
NiSource Inc.	1,139,745	25,006,005
United States Natural Gas Gathering/Processing — 14.0%(1)
EnLink Midstream, LLC	2,610,752	47,776,762
Targa Resources Corp.	1,937,510	103,249,908
The Williams Companies, Inc.	6,907,163	212,049,904
		363,076,574
United States Natural Gas/Natural Gas Liquids Pipelines — 29.1%(1)
Cheniere Energy, Inc.(2)	3,487,492	142,498,923
Kinder Morgan, Inc.	8,236,706	182,854,873
National Fuel Gas Company	675,740	38,098,221
ONEOK, Inc.	3,132,490	172,067,676
Spectra Energy Corporation	4,698,163	192,389,775
Tallgrass Energy GP, LP	1,069,444	25,880,545
		753,790,013
United States Refined Product Pipelines — 0.7%(1)
VTTI Energy Partners LP	951,709	16,988,006
Total Common Stock
(Cost $1,881,904,712)		1,897,399,662

Master Limited Partnerships — 24.4%(1)
United States Crude Oil Pipelines — 5.9%(1)
Genesis Energy, L.P.	373,357	13,045,093
Plains All American Pipeline, L.P.	1,279,864	42,171,519
Shell Midstream Partners, L.P.	1,162,040	32,049,063
Sunoco Logistics Partners L.P.	1,668,814	39,534,204
Tesoro Logistics LP	536,401	25,280,579
		152,080,458
United States Natural Gas Gathering/Processing — 5.2%(1)
Antero Midstream Partners LP	360,826	10,164,468
MPLX LP	1,522,890	50,026,937
Noble Midstream Partners LP	192,350	6,168,665
Rice Midstream Partners LP(3)	1,115,462	22,721,961
Rice Midstream Partners LP	232,955	5,020,180
Western Gas Equity Partners, LP	139,605	5,994,639
Western Gas Partners, LP	594,332	33,918,527
		134,015,377
United States Natural Gas/Natural Gas Liquids Pipelines — 7.1%(1)
Columbia Pipeline Partners LP	402,465	6,902,275
Energy Transfer Equity, L.P.	2,307,902	39,303,571
Energy Transfer Partners, L.P.	374,439	13,150,298
Enterprise Products Partners L.P.	2,976,444	77,179,193
EQT GP Holdings LP	246,596	6,090,921
EQT Midstream Partners LP	339,540	24,864,514
ONEOK Partners, L.P.	145,149	6,067,228
Spectra Energy Partners, LP	143,393	6,092,768
Tallgrass Energy Partners, LP	120,838	5,660,052
		185,310,820
United States Refined Product Pipelines — 6.2%(1)
Buckeye Partners, L.P.	648,161	41,702,679
Holly Energy Partners, L.P.	764,075	24,649,059
Magellan Midstream Partners, L.P.	823,864	57,052,582
Phillips 66 Partners LP	415,023	18,729,988
Valero Energy Partners LP	452,087	18,273,357
		160,407,665
Total Master Limited Partnerships
(Cost $635,456,477)		631,814,320

Short-Term Investment — 3.6%(1)
United States Investment Company — 3.6%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.29%(4)
(Cost $92,823,427)	92,823,427	92,823,427
Total Investments — 101.4%(1)
(Cost $2,610,184,616)		2,622,037,409
Liabilities in Excess of
Other Assets, Net — (1.4)%(1)		(35,791,774)
Total Net Assets — 100.0%(1)		$2,586,245,635

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $22,721,961, which represents 0.9% of net assets. See Note 2 to the financial statements for further disclosure.
(4)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.
14	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise Select Opportunity Fund
Schedule of Investments
November 30, 2016

	Shares	Fair Value
Common Stock — 95.8%(1)
Canadian Natural Gas/Natural Gas Liquids Pipelines — 4.3%(1)
TransCanada Corporation	40,663	$1,822,922
The Netherlands Petrochemical — 3.6%(1)
LyondellBasell Industries N.V.	17,223	1,555,581
United States Crude Oil Pipelines — 4.5%(1)
Plains GP Holdings, L.P.	36,525	1,284,219
SemGroup Corp.	17,946	646,954
		1,931,173
United States Natural Gas Gathering/Processing — 6.5%(1)
Targa Resources Corp.	16,706	890,263
The Williams Companies, Inc.	61,886	1,899,900
		2,790,163
United States Natural Gas/Natural Gas Liquids Pipelines — 12.3%(1)
Cheniere Energy, Inc.(2)	42,240	1,725,926
Kinder Morgan, Inc.	38,013	843,889
ONEOK, Inc.	7,976	438,122
Spectra Energy Corporation	14,310	585,994
Tallgrass Energy GP, LP	68,440	1,656,248
		5,250,179
United States Oil & Gas Production — 41.5%(1)
Carrizo Oil & Gas, Inc.(2)	9,586	405,871
Concho Resources Inc.(2)	9,112	1,303,198
Continental Resources, Inc.(2)	23,489	1,362,597
Devon Energy Corporation	14,012	677,200
Diamondback Energy, Inc.(2)	3,880	418,458
EOG Resources, Inc.	21,430	2,197,004
EQT Corporation	24,358	1,707,009
Newfield Exploration Company(2)	30,174	1,364,468
Noble Energy, Inc.	16,758	639,485
Parsley Energy, Inc.(2)	21,875	834,531
PDC Energy, Inc.(2)	12,433	925,637
Pioneer Natural Resources Company	12,203	2,331,261
Rice Energy Inc.(2)	33,851	824,272
RSP Permian, Inc.(2)	19,985	892,330
SM Energy Company	22,116	881,544
WPX Energy Inc.(2)	65,238	1,013,799
		17,778,664
United States Oilfield Services — 8.2%(1)
Fairmount Santrol Holdings Inc.(2)	90,122	867,875
Halliburton Company	16,928	898,707
Helmerich & Payne, Inc.	8,594	650,136
Patterson-UTI Energy, Inc.	8,704	232,136
U.S. Silica Holdings, Inc.	16,981	859,408
		3,508,262
United States Petrochemical — 1.6%(1)
Westlake Chemical Corporation	11,280	667,438
United States Power/Utility — 3.9%(1)
NextEra Energy Partners, LP	34,243	876,963
NRG Yield, Inc.	50,573	776,296
		1,653,259
United States Refining — 9.4%(1)
Marathon Petroleum Corporation	25,662	1,206,627
Phillips 66	13,638	1,133,045
Tesoro Corporation	11,198	910,958
Valero Energy Corporation	12,895	793,816
		4,044,446
Total Common Stock
(Cost $35,048,438)		41,002,087

Short-Term Investment — 2.1%(1)
United States Investment Company — 2.1%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.29%(3)
(Cost $893,333)	893,333	893,333
Total Investments — 97.9%(1)
(Cost $35,941,771)		41,895,420
Other Assets in Excess of
Liabilities, Net — 2.1%(1)		914,628
Total Net Assets — 100.0%(1)		$42,810,048

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2016.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	15

Statements of Assets & Liabilities
November 30, 2016

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Assets:
Investments, at fair value (cost $5,653,016, $2,610,184,616,
and $35,941,771, respectively)	$6,704,703	$2,622,037,409	$41,895,420
Dividends & interest receivable	426	3,693,951	71,699
Receivable for investment securities sold	217,675	—	1,109,521
Receivable for capital shares sold	54,481	12,116,059	134,188
Receivable for Adviser expense reimbursement	24,995	—	15,784
Prepaid expenses and other assets	9,339	34,433	22,102
Total assets	7,011,619	2,637,881,852	43,248,714
Liabilities:
Payable for investment securities purchased	—	47,592,297	28,774
Payable for capital shares redeemed	402	1,737,657	321,738
Payable to Adviser	4,397	1,674,732	27,623
Payable for fund administration & accounting fees	14,707	180,170	14,710
Payable for compliance fees	1,626	1,638	1,624
Payable for custody fees	1,195	19,787	1,092
Payable for transfer agent fees & expenses	8,205	109,100	9,024
Payable to trustees	238	493	405
Accrued expenses	26,968	166,139	32,135
Accrued distribution fees	528	154,204	1,541
Total liabilities	58,266	51,636,217	438,666
Net Assets	$6,953,353	$2,586,245,635	$42,810,048

Net Assets Consist of:
Capital stock	$12,921,816	$2,664,500,170	$53,434,672
Undistributed (accumulated) net investment income (loss)	(39,648)	32,034,995	171,049
Accumulated net realized loss on investments	(6,980,502)	(122,141,029)	(16,749,321)
Net unrealized appreciation of investments
and translations of foreign currency	1,051,687	11,851,499	5,953,648
Net Assets	$6,953,353	$2,586,245,635	$42,810,048

Institutional Class
Net Assets	$5,065,790	$2,213,434,060	$38,363,511
Shares issued and outstanding(1)	534,180	160,903,934	3,755,568
Net asset value, redemption price and minimum offering price per share	$9.48	$13.76	$10.22

Investor Class
Net Assets	$1,448,275	$312,641,680	$3,067,620
Shares issued and outstanding(1)	154,187	22,867,553	300,962
Net asset value, redemption price and minimum offering price per share	$9.39	$13.67	$10.19
Maximum offering price per share(2)	$9.96	$14.50	$10.81

C Class
Net Assets	$439,288	$60,169,895	$1,378,917
Shares issued and outstanding(1)	48,118	4,453,809	138,173
Net asset value, redemption price and minimum offering price per share	$9.13	$13.51	$9.98

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.
16	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Statements of Operations
For the Year Ended November 30, 2016

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from common stock	$26,117	$67,157,089	$881,135
Distributions from master limited partnerships	—	28,169,711	—
Less: return of capital on distributions	—	(43,264,023)	(302,352)
Less: foreign taxes withheld	(142)	(2,768,487)	(246)
Net dividends and distributions from investments	25,975	49,294,290	578,537
Dividends from money market mutual funds	467	162,411	2,589
Total investment income	26,442	49,456,701	581,126
Expenses:
Fund administration & accounting fees (See Note 5)	90,194	863,971	90,682
Transfer agent fees & expenses (See Note 5)	48,195	728,555	55,628
Audit & tax fees	42,835	59,609	42,001
Advisory fees (See Note 5)	42,174	15,580,039	280,907
Registration fees	38,284	165,909	41,987
Legal fees	11,449	10,582	10,580
Trustee fees (See Note 5)	10,284	16,637	10,523
Compliance fees (See Note 5)	9,751	9,753	9,750
Custody fees (See Note 5)	9,383	91,712	10,544
Other	8,598	56,047	8,315
Shareholder communication fees	261	157,086	1,372
Distribution fees (See Note 6):
Investor Class	3,075	481,455	5,352
C Class	3,904	473,718	11,943
Total expenses before interest expense on line of credit	318,387	18,695,073	579,584
Interest expense on line of credit	—	384	—
Total expenses before waiver/reimbursement	318,387	18,695,457	579,584
Less: expense waiver/reimbursement by Adviser	(256,830)	—	(198,762)
Net expenses	61,557	18,695,457	380,822
Net Investment Income (Loss)	(35,115)	30,761,244	200,304
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized loss on investments, including
foreign currency gain (loss)	(4,235,487)	(107,863,055)	(8,194,681)
Net change in unrealized appreciation of investments
and translations of foreign currency	4,344,294	560,460,019	9,614,038
Net Realized and Unrealized Gain on Investments and
Translations of Foreign Currency	108,807	452,596,964	1,419,357
Net Increase in Net Assets Resulting from Operations	$73,692	$483,358,208	$1,619,661

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	17

Statements of Changes in Net Assets

	Tortoise North American
	Energy Independence Fund
	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
Operations
Net investment income (loss)	$(35,115)	$(23,499)
Net realized gain (loss) on investments, including foreign currency gain (loss)	(4,235,487)	(2,687,831)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	4,344,294	183,940
Net increase (decrease) in net assets resulting from operations	73,692	(2,527,390)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	3,087,517	1,523,371
Proceeds from reinvestment of distributions	—	638,419
Payments for shares redeemed	(6,183,492)	(4,149,419)
Increase (decrease) in net assets from Institutional Class transactions	(3,095,975)	(1,987,629)
Investor Class:
Proceeds from shares sold	1,861,337	686,633
Proceeds from reinvestment of distributions	—	43,739
Payments for shares redeemed	(1,485,939)	(661,340)
Increase (decrease) in net assets from Investor Class transactions	375,398	69,032
C Class:
Proceeds from shares sold	41,701	86,755
Proceeds from reinvestment of distributions	—	53,791
Payments for shares redeemed	(113,498)	(422,030)
Increase (decrease) in net assets from C Class transactions	(71,797)	(281,484)
Net increase (decrease) in net assets resulting from capital share transactions	(2,792,374)	(2,200,081)
Distributions to Shareholders
From net investment income
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
From net realized gains
Institutional Class	—	(652,727)
Investor Class	—	(61,993)
C Class	—	(61,130)
From return of capital
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
Total distributions to shareholders	—	(775,850)
Total Increase (Decrease) in Net Assets	(2,718,682)	(5,503,321)
Net Assets
Beginning of year	9,672,035	15,175,356
End of year	$6,953,353	$9,672,035
Undistributed (accumulated) net investment income (loss), end of year	$(39,648)	$(23,577)

See accompanying Notes to Financial Statements.
18	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2016	2015	2016	2015

$30,761,244	$32,434,748	$200,304	$283,143
(107,863,055)	26,204,588	(8,194,681)	(7,768,347)

560,460,019	(760,053,009)	9,614,038	3,278,959
483,358,208	(701,413,673)	1,619,661	(4,206,245)

1,301,067,196	1,386,375,286	26,498,781	29,741,671
24,614,718	30,657,393	269,461	52,709
(740,411,775)	(1,151,731,179)	(24,300,157)	(20,963,491)
585,270,139	265,301,500	2,468,085	8,830,889

222,029,198	136,918,292	1,478,223	5,201,437
3,709,293	4,426,027	4,146	2,360
(82,153,556)	(202,875,167)	(1,121,813)	(8,245,340)
143,584,935	(61,530,848)	360,556	(3,041,543)

15,773,524	17,813,844	526,967	1,046,289
998,408	1,210,121	3,092	10
(14,446,995)	(23,622,252)	(454,745)	(21,347)
2,324,937	(4,598,287)	75,314	1,024,952
731,180,011	199,172,365	2,903,955	6,814,298

(30,898,297)	(38,193,739)	(279,096)	(53,791)
(3,205,070)	(3,881,215)	(4,512)	(2,514)
(918,577)	(966,245)	(3,191)	(13)

—	(2,409,030)	—	—
—	(239,175)	—	—
—	(96,143)	—	—

(6,698,890)	(7,585,642)	—	—
(727,273)	(769,829)	—	—
(142,622)	(198,482)	—	—
(42,590,729)	(54,339,500)	(286,799)	(56,318)
1,171,947,490	(556,580,808)	4,236,817	2,551,735

1,414,298,145	1,970,878,953	38,573,231	36,021,496
$2,586,245,635	$1,414,298,145	$42,810,048	$38,573,231
$32,034,995	$36,025,875	$171,049	$242,101

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	19

Statements of Changes in Net Assets (continued)

	Tortoise North American
	Energy Independence Fund
	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
Transactions in Shares:
Institutional Class:
Shares sold	360,675	164,275
Shares issued to holders in reinvestment of dividends	—	67,629
Shares redeemed	(931,091)	(466,792)
Increase (decrease) in Institutional Class shares outstanding	(570,416)	(234,888)
Investor Class:
Shares sold	241,807	79,126
Shares issued to holders in reinvestment of dividends	—	4,648
Shares redeemed	(191,331)	(77,266)
Increase (decrease) in Investor Class shares outstanding	50,476	6,508
C Class:
Shares sold	1,982	9,905
Shares issued to holders in reinvestment of dividends	—	5,796
Shares redeemed	(16,943)	(51,211)
Increase (decrease) in C Class shares outstanding	(14,961)	(35,510)
Net increase (decrease) in shares outstanding	(534,901)	(263,890)

See accompanying Notes to Financial Statements.
20	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2016	2015	2016	2015

117,699,788	93,905,056	3,118,231	3,207,559
2,285,543	2,428,826	34,370	5,423
(69,207,278)	(82,800,052)	(3,365,878)	(2,255,989)
50,778,053	13,533,830	(213,277)	956,993

19,119,042	8,961,730	167,392	509,947
343,987	342,381	529	243
(7,570,274)	(14,089,448)	(138,810)	(826,771)
11,892,755	(4,785,337)	29,111	(316,581)

1,317,240	1,164,769	65,042	114,823
96,176	98,702	400	1
(1,350,991)	(1,667,942)	(59,966)	(2,401)
62,425	(404,471)	5,476	112,423
62,733,233	8,344,022	(178,690)	752,835

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	21

Tortoise North American Energy Independence Fund
Financial Highlights
Institutional Class

						Period from
	Year Ended	Year Ended		Year Ended		April 1, 2013(1)
	November 30,	November 30,		November 30,		to
	2016	2015		2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$7.62	$9.90		$11.53		$10.00
Investment operations:
Net investment loss	(0.04)	(—	)(3)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	1.90	(1.67)		(1.58)		1.54
Total from investment operations	1.86	(1.67)		(1.63)		1.53
Less distributions from:
Net investment income	—	—		—		—
Net realized gains	—	(0.61)		(—	)(3)	—
Total distributions	—	(0.61)		(—	)(3)	—
Net asset value, end of period	$9.48	$7.62		$9.90		$11.53
Total Return(4)	24.41%	(18.03)%		(14.12)%		15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$5,066	$8,419		$13,257		$14,017
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	6.28%	3.14%		2.52%		6.14%
After expense waiver/reimbursement(5)	1.10%	1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets:
Before expense waiver/reimbursement(5)	(5.75)%	(2.15)%		(1.88)%		(5.50)%
After expense waiver/reimbursement(5)	(0.57)%	(0.11)%		(0.46)%		(0.46)%
Portfolio turnover rate(4)	108%	40%		73%		21%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
22	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
Investor Class

					Period from
	Year Ended	Year Ended	Year Ended		April 1, 2013(1)
	November 30,	November 30,	November 30,		to
	2016	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$7.57	$9.86	$11.52		$10.00
Investment operations:
Net investment loss	(0.05)	(0.05)	(0.07)		(0.03)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	1.87	(1.63)	(1.59)		1.55
Total from investment operations	1.82	(1.68)	(1.66)		1.52
Less distributions from:
Net investment income	—	—	—		—
Net realized gains	—	(0.61)	(—	)(3)	—
Total distributions	—	(0.61)	(—	)(3)	—
Net asset value, end of period	$9.39	$7.57	$9.86		$11.52
Total Return(4)(5)	24.04%	(18.22)%	(14.39)%		15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,448	$785	$959		$404
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(6)	6.53%	3.39%	2.77%		6.39%
After expense waiver/reimbursement(6)	1.35%	1.35%	1.35%		1.35%
Ratio of net investment loss to average net assets:
Before expense waiver/reimbursement(6)	(6.00)%	(2.40)%	(2.13)%		(5.75)%
After expense waiver/reimbursement(6)	(0.82)%	(0.36)%	(0.71)%		(0.71)%
Portfolio turnover rate(5)	108%	40%	73%		21%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	23

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
C Class

					Period from
	Year Ended	Year Ended	Year Ended		April 1, 2013(1)
	November 30,	November 30,	November 30,		to
	2016	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$7.42	$9.74	$11.46		$10.00
Investment operations:
Net investment loss	(0.22)	(0.29)	(0.16)		(0.06)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	1.93	(1.42)	(1.56)		1.52
Total from investment operations	1.71	(1.71)	(1.72)		1.46
Less distributions from:
Net investment income	—	—	—		—
Net realized gains	—	(0.61)	(—	)(3)	—
Total distributions	—	(0.61)	(—	)(3)	—
Net asset value, end of period	$9.13	$7.42	$9.74		$11.46
Total Return(4)(5)	23.05%	(18.78)%	(14.99)%		14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$439	$468	$960		$837
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(6)	7.28%	4.14%	3.52%		7.14%
After expense waiver/reimbursement(6)	2.10%	2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets:
Before expense waiver/reimbursement(6)	(6.75)%	(3.15)%	(2.88)%		(6.50)%
After expense waiver/reimbursement(6)	(1.57)%	(1.11)%	(1.46)%		(1.46)%
Portfolio turnover rate(5)	108%	40%	73%		21%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.
24	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(1)
Net asset value, beginning of year	$11.28	$16.84	$15.16	$12.60	$11.09
Investment operations:
Net investment income(2)	0.21 (3)	0.24	0.15	0.15	0.07
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	2.59	(5.37)	2.87	2.64	1.51
Total from investment operations	2.80	(5.13)	3.02	2.79	1.58
Less distributions from:
Net investment income	(0.27)	(0.34)	(0.28)	(0.09)	(0.04)
Net realized gains	—	(0.02)	(0.98)	(0.14)	(0.03)
Return of capital	(0.05)	(0.07)	(0.08)	—	—
Total distributions	(0.32)	(0.43)	(1.34)	(0.23)	(0.07)
Net asset value, end of year	$13.76	$11.28	$16.84	$15.16	$12.60
Total Return	25.62%	(30.71)%	19.97%	22.60%	14.32%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$2,213,434	$1,242,133	$1,627,019	$874,170	$337,740
Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.97%	0.99%	1.00%	1.04%	1.20%
After expense waiver/recoupment	0.97%	0.99%	1.00%	1.08%	1.11%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense waiver/recoupment	0.97%	0.99%	1.00%	1.04%	1.19%
After expense waiver/recoupment	0.97%	0.99%	1.00%	1.08%	1.10%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment	1.73%	1.71%	0.95%	1.43%	1.55%
After expense waiver/recoupment	1.73%	1.71%	0.95%	1.39%	1.64%
Portfolio turnover rate	25%	34%	34%	25%	37%

(1)	For an Institutional Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	25

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Common Share Data(1)
Net asset value, beginning of year	$11.23	$16.76	$15.07	$12.54	$11.06
Investment operations:
Net investment income(2)	0.18 (3)	0.31	0.12	0.10	0.03
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	2.56	(5.45)	2.85	2.64	1.51
Total from investment operations	2.74	(5.14)	2.97	2.74	1.54
Less distributions from:
Net investment income	(0.25)	(0.30)	(0.22)	(0.07)	(0.03)
Net realized gains	—	(0.02)	(0.98)	(0.14)	(0.03)
Return of capital	(0.05)	(0.07)	(0.08)	—	—
Total distributions	(0.30)	(0.39)	(1.28)	(0.21)	(0.06)
Net asset value, end of year	$13.67	$11.23	$16.76	$15.07	$12.54
Total Return(4)	25.25%	(30.90)%	19.70%	22.31%	14.03%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$312,642	$123,237	$264,146	$191,964	$55,256
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.22%	1.24%	1.25%	1.29%	1.45%
After expense waiver/ recoupment	1.22%	1.24%	1.25%	1.33%	1.36%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense waiver/recoupment	1.22%	1.24%	1.25%	1.29%	1.44%
After expense waiver/recoupment	1.22%	1.24%	1.25%	1.33%	1.35%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment	1.48%	1.46%	0.70%	1.18%	1.30%
After expense waiver/recoupment	1.48%	1.46%	0.70%	1.14%	1.39%
Portfolio turnover rate	25%	34%	34%	25%	37%

(1)	For an Investor Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.
26	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	September 19, 2012(1)
	November 30,	November 30,	November 30,	November 30,	to
	2016	2015	2014	2013	November 30, 2012
Per Common Share Data(2)
Net asset value, beginning of period	$11.14	$16.62	$14.93	$12.52	$12.68
Investment operations:
Net investment income(3)	0.08 (4)	0.12	0.04	0.09	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	2.55	(5.32)	2.77	2.53	(0.17)
Total from investment operations	2.63	(5.20)	2.81	2.62	(0.16)
Less distributions from:
Net investment income	(0.22)	(0.19)	(0.07)	(0.07)	—
Net realized gains	—	(0.02)	(0.98)	(0.14)	—
Return of capital	(0.04)	(0.07)	(0.07)	—	—
Total distributions	(0.26)	(0.28)	(1.12)	(0.21)	—
Net asset value, end of period	$13.51	$11.14	$16.62	$14.93	$12.52
Total Return(5)(6)	24.37%	(31.42)%	18.81%	21.37%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$60,170	$48,928	$79,714	$27,937	$2,090
Ratio of expenses to average net assets:
Before expense waiver/recoupment(7)	1.97%	1.99%	2.00%	2.04%	2.19%
After expense waiver/recoupment(7)	1.97%	1.99%	2.00%	2.08%	2.11%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense waiver/recoupment(7)	1.97%	1.99%	2.00%	2.04%	2.18%
After expense waiver/recoupment(7)	1.97%	1.99%	2.00%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/recoupment(7)	0.73%	0.71%	(0.05)%	0.43%	0.57%
After expense waiver/recoupment(7)	0.73%	0.71%	(0.05)%	0.39%	0.65%
Portfolio turnover rate(6)	25%	34%	34%	25%	37%

(1)	Inception date of the C Class.
(2)	For a C Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014 and 2013 and for the period from September 19, 2012 to November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

				Period from
	Year Ended	Year Ended	Year Ended	September 30, 2013(1)
	November 30,	November 30,	November 30,	to
	2016	2015	2014	November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$8.83	$9.95	$10.06	$10.00
Investment operations:
Net investment income(3)	0.03	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency (3)	1.41	(1.17)	(0.02)	0.05
Total from investment operations	1.44	(1.10)	(0.01)	0.06
Less distributions from:
Net investment income	(0.05)	(0.02)	(0.02)	—
Net realized gains	—	—	(0.08)	—
Total distributions	(0.05)	(0.02)	(0.10)	—
Net asset value, end of period	$10.22	$8.83	$9.95	$10.06
Total Return(4)	16.52%	(11.10)%	(0.15)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$38,363	$35,030	$29,977	$2,369
Ratio of expenses to average net assets:
Before expense waiver(5)	1.70%	1.66%	2.28%	25.20%
After expense waiver(5)	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(5)	0.06%	0.22%	(0.98)%	(23.09)%
After expense waiver(5)	0.66%	0.78%	0.20%	1.01%
Portfolio turnover rate(4)	168%	126%	131%	44%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Tortoise Select Opportunity Fund
Financial Highlights (continued)
Investor Class

					Period from
	Year Ended	Year Ended	Year Ended		September 30, 2013(1)
	November 30,	November 30,	November 30,		to
	2016	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$8.80	$9.93	$10.06		$10.00
Investment operations:
Net investment income (loss)(3)	0.03	0.07	(—	)(4)	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency (3)	1.38	(1.19)	(0.04)		0.05
Total from investment operations	1.41	(1.12)	(0.04)		0.06
Less distributions from:
Net investment income	(0.02)	(0.01)	(0.01)		—
Net realized gains	—	—	(0.08)		—
Total distributions	(0.02)	(0.01)	(0.09)		—
Net asset value, end of period	$10.19	$8.80	$9.93		$10.06
Total Return(5)(6)	16.06%	(11.34)%	(0.38)%		0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,068	$2,392	$5,845		$60
Ratio of expenses to average net assets:
Before expense waiver(7)	1.95%	1.91%	2.53%		25.45%
After expense waiver(7)	1.35%	1.35%	1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	(0.19)%	(0.03)%	(1.23)%		(23.34)%
After expense waiver(7)	0.41%	0.53%	(0.05)%		0.76%
Portfolio turnover rate(6)	168%	126%	131%		44%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

					Period from
	Year Ended	Year Ended		Year Ended	September 30, 2013(1)
	November 30,	November 30,		November 30,	to
	2016	2015		2014	November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$8.67	$9.86		$10.05	$10.00
Investment operations:
Net investment income (loss)(3)	(0.03)	0.04		(0.06)	— (4)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency (3)	1.36	(1.23)		(0.05)	0.05
Total from investment operations	1.33	(1.19)		(0.11)	0.05
Less distributions from:
Net investment income	(0.02)	(—	)(4)	—	—
Net realized gains	—	—		(0.08)	—
Total distributions	(0.02)	(—	)(4)	(0.08)	—
Net asset value, end of period	$9.98	$8.67		$9.86	$10.05
Total Return(5)(6)	15.41%	(12.06)%		(1.09)%	0.50%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,379	$1,151		$200	$50
Ratio of expenses to average net assets:
Before expense waiver(7)	2.70%	2.66%		3.28%	26.20%
After expense waiver(7)	2.10%	2.10%		2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	(0.94)%	(0.78)%		(1.98)%	(24.09)%
After expense waiver(7)	(0.34)%	(0.22)%		(0.80)%	0.01%
Portfolio turnover rate(6)	168%	126%		131%	44%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements
November 30, 2016

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Energy Independence Fund (“North American Energy Independence Fund”), the Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust.

The investment objective of the North American Energy Independence Fund is total return. The North American Energy Independence Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The North American Energy Independence Fund commenced operations on April 1, 2013.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer three classes of shares: the Institutional Class, the Investor Class and the C Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended November 30, 2016, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2013 through 2016.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2016, the MLP & Pipeline Fund reallocated the amount of 2015 investment income and return of capital it recognized based on the 2015 tax reporting information received from individual investments. This reclassification amounted to a decrease in net investment income of approximately $2,097,000 or $0.014 per share, an increase in unrealized appreciation of investments of approximately

Tortoise Capital Advisors	31

Notes to Financial Statements (continued)

$1,990,000 or $0.013 per share, and a decrease in realized loss on investments of approximately $107,000 or $0.001 per share for the year ended November 30, 2016.

During the year ended November 30, 2016, the Select Opportunity Fund reallocated the amount of 2015 investment income and return of capital it recognized based on the 2015 tax reporting information received from investments. This reclassification amounted to a decrease in net investment income of approximately $36,000 or $0.009 per share, a decrease in unrealized appreciation of investments of approximately $25,000 or $0.007 per share, and a decrease in realized loss on investments of approximately $61,000 or $0.016 per share for the year ended November 30, 2016.

The North American Energy Independence Fund and the Select Opportunity Fund distribute all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in GAAP and federal income tax treatment of partnership investments, foreign currency and distribution reclassifications. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended November 30, 2016, the following reclassifications were made:

	Accumulated	Accumulated
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)	Paid-in Capital
North American Energy Independence Fund	$19,044	$106	$(19,150)
MLP & Pipeline Fund	269,820	(3,601,965)	3,332,145
Select Opportunity Fund	15,443	(15,443)	—

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2016, the North American Energy Independence Fund and the Select Opportunity Fund did not hold any illiquid securities. At November 30, 2016, the MLP & Pipeline Fund had investments in illiquid securities with a total value of $22,721,961, or 0.9% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Acquisition Cost
Rice Midstream Partners LP	1,115,462	10/2016	$23,982,433

The carrying value per unit of unrestricted common units of Rice Midstream Partners, LP was $23.32 on September 29, 2016, the date of the purchase agreement and the date an enforceable right to acquire the restricted Rice Midstream Partners LP units was obtained by the MLP & Pipeline Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

32	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid, ask or mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid, ask or mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2016:

North American Energy Independence Fund	Level 1	Level 2	Level 3	Total
Common stock	$6,610,032	$—	$—	$6,610,032
Short-term investment	94,671	—	—	94,671
Total investments in securities	$6,704,703	$—	$—	$6,704,703

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,897,399,662	$—	$—	$1,897,399,662
Master limited partnerships	609,092,359	22,721,961	—	631,814,320
Short-term investment	92,823,427	—	—	92,823,427
Total investments in securities	$2,599,315,448	$22,721,961	$—	$2,622,037,409

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$41,002,087	$—	$—	$41,002,087
Short-term investment	893,333	—	—	893,333
Total investments in securities	$41,895,420	$—	$—	$41,895,420

Refer to each Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2016, Rice Midstream Partners LP common units held by the MLP & Pipeline Fund in the amount of $2,984,110 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels in the Funds during the year ended November 30, 2016. The Funds did not invest in any Level 3 investments.

Tortoise Capital Advisors	33

Notes to Financial Statements (continued)

4. Concentration Risk

Each of the North American Energy Independence Fund and the Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10%, 1.35%, and 2.10% of the average daily net assets of each Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. During the year ended November 30, 2016, the Adviser did not recoup any previously waived fees. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	11/30/2017	11/30/2018	11/30/2019
North American Energy Independence Fund	$247,017	$241,447	$256,830
MLP & Pipeline Fund	—	—	—
Select Opportunity Fund	250,594	212,787	198,762

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets of each fund, 0.06% on the next $250 million of the average daily net assets and 0.04% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2016 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended November 30, 2016, expenses incurred by the Investor Class and C Class pursuant to the Plan were as follows:

Fund	Investor Class	C Class
North American Energy Independence Fund	$3,075	$3,904
MLP & Pipeline Fund	481,455	473,718
Select Opportunity Fund	5,352	11,943

34	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Notes to Financial Statements (continued)

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2016, were as follows:

Fund	Purchases	Sales
North American Energy Independence Fund	$5,334,700	$8,334,988
MLP & Pipeline Fund	1,191,004,123	448,057,988
Select Opportunity Fund	58,909,957	55,592,512

8. Federal Tax Information

As of November 30, 2016, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Cost of investments	$6,236,918	$2,565,814,571	$39,352,474
Gross unrealized appreciation	1,185,870	338,279,308	6,431,725
Gross unrealized depreciation	(718,085)	(328,413,561)	(3,888,780)
Net unrealized appreciation	467,785	9,865,747	2,542,945
Undistributed ordinary income	—	—	171,049
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	171,049
Other accumulated losses	(6,436,248)	(88,120,282)	(13,338,618)
Total accumulated losses	$(5,968,463)	$(78,254,535)	$(10,624,624)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2016, the North American Energy Independence Fund, the MLP & Pipeline Fund, and the Select Opportunity Fund had short-term capital loss carryforwards of $1,324,057, $37,432,067, and $7,837,781, respectively, and long-term capital loss carryforwards of $5,072,543, $50,688,215, and $5,500,837, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, November 30, 2016. For the taxable year ended November 30, 2016, the North American Energy Independence Fund deferred, on a tax basis, late year ordinary losses of $39,648. The MLP & Pipeline Fund and the Select Opportunity Fund do not plan to defer any late year ordinary losses.

During the year ended November 30, 2016, the Funds paid the following distributions to shareholders:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Ordinary income*	$—	$35,021,944	$286,799
Long-term capital gains**	—	—	—
Return of capital	—	7,568,785	—
Total distributions	$—	$42,590,729	$286,799

Tortoise Capital Advisors	35

Notes to Financial Statements (continued)

During the year ended November 30, 2015, the Funds paid the following distributions to shareholders:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Ordinary income*	$670,910	$43,992,223	$56,318
Long-term capital gains**	104,940	1,793,324	—
Return of capital	—	8,553,953	—
Total distributions	$775,850	$54,339,500	$56,318

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

9. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the year ended November 30, 2016, the MLP & Pipeline Fund had average outstanding borrowings of $1,981 under the LOC and paid a weighted-average interest rate of 3.25%. As of November 30, 2016, the amount of outstanding borrowing was $0.

10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2016, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
North American Energy Independence Fund	National Financial Services, LLC	52.2%
MLP & Pipeline Fund	Charles Schwab & Co.	30.1%
Select Opportunity Fund	National Financial Services, LLC	62.2%

11. Subsequent Events

On December 29, 2016, the MLP & Pipeline Fund paid a distribution to the Institutional Class in the amount of $18,625,366 or $0.112 per share, the Investor Class in the amount of $2,148,806 or $0.094 per share, and the C Class in the amount of $186,281 or $0.040 per share.

On December 29, 2016, the Select Opportunity Fund paid a distribution to the Institutional Class in the amount of $163,879 or $0.042 per share, and the Investor Class in the amount of $7,169 or $0.024 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

36	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Stockholders
Tortoise North American Energy Independence Fund
Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Tortoise North American Energy Independence Fund, Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund (three of the portfolios constituting the Managed Portfolio Series (the Funds)) as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Independence Fund, Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund at November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 30, 2017

Tortoise Capital Advisors	37

Trustees and Officers (unaudited)
November 30, 2016

			Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	34	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (15 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	34	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (15 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	34	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (9 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	34	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

38	Tortoise Capital Advisors

2016 Annual Report | November 30, 2016

Trustees and Officers (unaudited) (continued)
November 30, 2016

Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godrey & Kahn S.C. (2012-2016); Graduate, University of Wisconsin Law School (2009-2012).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Tortoise Capital Advisors	39

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 100% for the MLP & Pipeline Fund and the Select Opportunity Fund, respectively.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2016 was 95.68% and 100% for the MLP & Pipeline Fund and the Select Opportunity Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0% and 0% for the MLP & Pipeline Fund and the Select Opportunity Fund, respectively.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

40	Tortoise Capital Advisors

Contacts

Board of Trustees	Transfer Agent, Fund Accountant
David Massart	and Fund Administrator
Leonard Rush, CPA	U.S. Bancorp Fund Services, LLC
David Swanson	615 East Michigan Street
Robert Kern	Milwaukee, WI 53202

Investment Adviser	Distributor
Tortoise Capital Advisors, L.L.C.	Quasar Distributors, LLC
11550 Ash Street, Suite 300	615 East Michigan Street
Leawood, KS 66211	Milwaukee, WI 53202

Investment Committee	Custodian
Kevin Birzer, CFA	U.S. Bank, N.A.
Zach Hamel, CFA	1555 North Rivercenter Drive
Ken Malvey, CFA	Milwaukee, WI 53212
Terry Matlack, CFA
Brian Kessens, CFA	Fund Counsel
James Mick, CFA	Stradley Ronon Stevens & Young, LLP
Matt Sallee, CFA	2005 Market Street, Suite 2600
Rob Thummel	Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm	855-TCA-FUND (855-822-3863)
Ernst & Young LLP 220 South Sixth Street, Suite 1400 Minneapolis, MN 55402

This report should be accompanied or preceded
by a prospectus.
The Funds’ Statement of Additional Information
contains additional information about the Funds’
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2016 and November 30, 2015, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$116,500	$113,000
Audit-Related Fees	$0	$0
Tax Fees	$54,900	$45,750
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$54,900	$45,750
Registrant’s Investment Adviser	$143,300	$79,900

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	January 27, 2017

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	January 27, 2017

* Print the name and title of each signing officer under his or her signature.